UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 5, 2010

Gaming Partners International Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 Industrial Road, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(702) 384-2425

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC873(6-04)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.	1 of 3

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2010 annual meeting of the stockholders of Gaming Partners International Corporation (the “Company”) was held on May 5, 2010.  Items of business set forth in the Company’s proxy statement dated April 5, 2010 that were voted on and approved are as follows:

(1)  Election of Directors:

	Votes
Nominee	For	Withheld	Broker Non-Vote

Martin A. Berkowitz	5,772,521	46,665	1,503,120
Eric P. Endy	5,748,843	70,343	1,503,120
Gregory S. Gronau	5,772,273	46,913	1,503,120
Charles R. Henry	5,772,073	47,113	1,503,120
Robert J. Kelly	5,772,171	47,015	1,503,120
Jean-Francois Lendais	5,752,651	66,535	1,503,120
Alain Thieffry	5,750,621	68,565	1,503,120

 (2)  Ratification of Moss Adams LLP, as the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Vote

7,183,630	88,573	50,103	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gaming Partners International Corporation
(Registrant)

Date: May 11, 2010
By:	/s/ David W. Grimes
David W. Grimes
Its:	Chief Financial Officer

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